LORD ABBETT DEVELOPING GROWTH FUND

Supplement dated April 21, 2011

to the Statement of Additional Information dated December 1, 2010

The section of the Statement of Additional Information titled “Purchases, Redemptions, Pricing and Payments to Dealers –Information on the Availability of the Fund” is replaced in its entirety with the following:

Information on the Availability of the Fund. Subject to the terms described in the Prospectus, effective at the close of business on March 31, 2011, the Fund no longer is available for purchase by new investors, except as stated below. The Fund continues to be available for purchase only by the following categories of eligible investors:

•	Existing Shareholders of the Fund. Existing shareholders of the Fund may add to their accounts with additional purchases of Fund shares.

•	Retirement and Benefit Plans. Retirement and benefit plans currently offering the Fund as an investment option may purchase shares of the Fund for the benefit of new participants. In addition, retirement and benefit plans that do not currently offer the Fund as an investment option will be eligible to open an account and purchase shares of the Fund for the benefit of plan participants.

•	Certain Discretionary Mutual Fund Advisory (Wrap) Programs. The Specified Intermediaries (as defined in the Prospectus) listed below that have entered into a special arrangement with the Fund or Lord Abbett Distributor LLC specifically for the purchase of Fund shares are eligible to purchase shares of the Fund for existing and new participants in the Specified Intermediaries’ fee-based, discretionary mutual fund advisory programs. The Specified Intermediaries include:

Specified Intermediaries	Name of Discretionary Program (if applicable)
Edward D. Jones & Co., L.P.	(Not Applicable)
First Allied Securities, Inc.	Fund Allocator
LPL Financial Corporation	Model Wealth Portfolio; Personal Wealth Portfolio
Lincoln Investment Planning, Inc.	(Not Applicable)
MetLife Securities, Inc.	Fund Management Services

•	Lord Abbett-Sponsored Fund-of-Funds. Each Lord Abbett-sponsored fund-of-funds that is authorized to invest in the Fund (pursuant to its investment strategy) may continue to purchase shares of the Fund.

•	Partners and Employees of Lord Abbett. Directors or trustees of Lord Abbett-sponsored Funds and partners and employees of Lord Abbett (including retired persons who formerly held such positions and family members of such persons) may purchase shares of the Fund.

Investors should note, however, that the Fund reserves the right to refuse any order that Lord Abbett believes might disrupt the efficient management of the Fund and reserves the right to further limit the availability of the Fund.

Please retain this document for your future reference.